UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under § 240.14a-12

The St. Joe Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 19, 2020.

THE ST. JOE COMPANY

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 25, 2020

Date: May 19, 2020            Time: 9:00 AM CDT

Location:  Meeting live via the Internet-please visit

     www.virtualshareholdermeeting.com/JOE2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/JOE2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

THE ST. JOE COMPANY 133 SOUTH WATERSOUND PARKWAY WATERSOUND, FL 32461 ATTN: ELIZABETH J. WALTERS

In light of the coronavirus, or COVID-19, outbreak, for the safety of all of our people, including our shareholders, and taking into account recent federal, state and local guidance that has been issued, we have determined that this year’s Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. If you plan to participate in the virtual meeting, please see Questions and Answers About Voting at the Annual Meeting and Related Matters. Shareholders will be able to attend, vote and submit questions from any location via the Internet.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
`

NOTICE AND PROXY STATEMENT          ANNUAL REPORT

How to View Online:

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How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:       www.proxyvote.com

2) BY TELEPHONE:   1-800-579-1639

3) BY E-MAIL*:            sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2020 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/JOE2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends

you vote FOR each nominee named in proposal 1:

1.  Election of Directors - Nominees

    for a one-year term of office

    expiring at the 2021 Annual Meeting

    or until his or her successor is

    elected and qualified:

Nominees:

1a.  Cesar L. Alvarez

1b.  Bruce R. Berkowitz

1c.  Howard S. Frank

1d.  Jorge L. Gonzalez

1e.  Thomas P. Murphy, Jr.

The Board of Directors recommends you

vote FOR proposals 2 and 3.

2.  Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for

    our fiscal year ending December 31, 2020.

3.  Approval, on an advisory basis, of the compensation of our named executive officers.

NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment thereof.